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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 16, 2002


                      RAWLINGS SPORTING GOODS COMPANY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                                0-24450                            43-1674348
---------------------------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission File Number)                (I.R.S. Employer
       incorporation)                                                           Identification No.)



       1859 Intertech Drive, Fenton, Missouri                           63026
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      (Address of principal executive offices)                       (Zip Code)
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Registrant's telephone number, including area code        (636) 349-3500
                                                   -----------------------------


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ITEM 5. OTHER EVENTS.


         On December 16, 2002, Rawlings Sporting Goods Company, Inc. (the
"Company"), announced that it had entered into an Agreement and Plan of Merger
(the "Merger Agreement"), dated as of December 15, 2002, by and among K2 Inc., the Company and Lara Acquisition Sub, pursuant to which the Company agreed to merge with a wholly owned subsidiary of K2 Inc. subject to the terms and conditions described in the Merger Agreement.

         A copy of the Company's press release announcing the execution of the Merger Agreement, dated December 16, 2002, is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:   None

         (c)      Exhibits:

                           Exhibit 2.1 Agreement and Plan of Merger, dated as of
                                       December 15, 2002, among K2 Inc.,
                                       Rawlings Sporting Goods Company, Inc. and
                                       Lara Acquisition Sub

                           Exhibit 99.1 Press Release dated December 16, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             RAWLINGS SPORTING GOODS
                                             COMPANY, INC.


Date: December 16, 2002                      By: /s/ Stephen M. O'Hara
                                                 -------------------------------
                                                 Stephen M. O'Hara
                                                 Chairman and Chief Executive
                                                 Officer



                                       2
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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   2.1                   Agreement and Plan of Merger, dated as of December 15,
                         2002, among K2 Inc., Rawlings Sporting Goods Company,
                         Inc. and Lara Acquisition Sub

   99.1                  Press Release dated December 16, 2002.
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